Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY
FOR MORE INFORMATION CONTACT:	Ted Peters, Chairman
610-581-4800 or
610-316-2600 (evening)
tpeters@bmtc.com
J. Duncan Smith, CFO
610-526-2466 or
610-306-8489 (evening)
jdsmith@bmtc.com

Bryn Mawr Bank Corporation Announces Decision Not To Participate

in the U.S. Treasury Department’s Capital Purchase Plan.

BRYN MAWR, Pa. November 14, 2008 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced that they will not file an application to participate in the U.S. Treasury Department’s Capital Purchase Program (TARP).

Ted Peters, Chairman and Chief Executive Officer of Bryn Mawr Bank Corporation, stated, “Bryn Mawr Trust is a well capitalized organization with access to a variety of liquidity sources to support our ongoing loan growth initiatives. After carefully reviewing our capital requirements and the terms of the Capital Purchase Plan, we have decided that it is not necessary for us to participate in the program at this time.” Mr. Peters further stated, “As a community bank we did not make sub-prime loans and as a result of our conservative lending practices our balance sheet is strong. We are very optimistic about our ability to serve the future borrowing needs of the communities we serve.”

ABOUT BRYN MAWR TRUST

Bryn Mawr Bank Corporation, including its wholly-owned subsidiary, The Bryn Mawr Trust Company, which was founded in 1889, has $1.1 billion in corporate assets and $2.8 billion in trust and investment assets under management, administration, supervision and brokerage as of September 30, 2008. Bryn Mawr Trust offers a full range of personal and business banking services, consumer and commercial loans, equipment leasing, mortgages, insurance, as well as wealth management services including investment management , trust and estate administration, retirement planning, custody services, and tax planning and preparation. Headquartered in Bryn Mawr Pennsylvania, Bryn Mawr Trust has eight full-service branches serving residents businesses in the affluent western suburbs of Philadelphia. It also maintains seven limited service offices in prominent adult life care communities.

FORWARD-LOOKING STATEMENTS

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks, uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital; the impact of economic conditions on our business; changes in banking regulation and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; our ability to attract and retain key personnel; competition in our marketplace; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on our current expectations as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

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